Quarterly Report
March 31, 2004

Dear Shareholder:

The year started out more slowly for us than for the generously priced stock market. Your largest position is one of today's most controversial and is the first topic of this letter. The returns for the first quarter are as follows:

1st Qtr.

Nasdaq Composite	-0.4%
S&P 500	1.7%
Morningstar Large Value	2.4%

Clipper FundSM	-2.8%

"Greenspan Goes Wild"...

...was the unusual judgement of the normally taciturn Federal Reserve chairman given by a journalist on CNN. Like a Victorian vicar preaching temperance, he expressed strong views on many controversial subjects in congressional testimony. The view of most interest to us concerns the Government Sponsored Enterprises (GSEs) in your portfolio - Fannie Mae and Freddie Mac.

Greenspan's testimony was a masterpiece of conflicted feelings. On the positive side, even critics agree that the GSEs provide a valuable social role in promoting home ownership. "The extraordinarily viable GSEs are very well run." There is "no imminent systemic risk here," and any changes should be "very careful not to undermine the GSEs!" Along with all these positives, critics have two concerns: the implicit subsidy and more effective regulation.

The GSEs implicit subsidy is an advantage difficult to measure and almost impossible to end. That implicit subsidy comes in the form of lower borrowing costs because investors believe the federal government will stand behind its own GSEs. Research studies trying to measure the size of that implicit subsidy have been like the little boy who breaks a thermometer and then tries to pick up the mercury - he can see it but he can't grasp it. Because different studies produce different estimates of the size of that slippery subsidy, no one is sure how much is captured by the GSEs and how much is passed on to homeowners. Even more frustrating to some was Greenspan's animated answer as to whether congressional action such as privatization could abolish the subsidy. "They won't believe you!" He might have added that no one would believe him either in light of his 1998 rescue of Long Term Capital Management, a hedge fund that no one dreamed had any government backing until he bestowed it on them. The simple fact is that the Fed will act whenever any large financial company (the GSEs are only two of many) poses a systemic risk to the nation.

The debate over the GSEs implicit subsidy generates strong emotions, but the focus on regulation is likely to produce real action. There is a clear consensus (even among the GSEs) that a better regulatory framework is necessary to ensure the safety and soundness of these large institutions. While noting that need, Senator Shelby also put the probable new regulation in perspective: "Many of these same critics hope to limit their growth and unduly restrict GSE activities. That is certainly not my intent." In short, the new regulatory framework is likely to be one the GSEs can live with.

This does not mean we believe the GSEs are free from risk. No business is. In their case, however, the conventional concerns are misplaced. The real risk to any leveraged financial institution lies in declining asset quality. On that issue, Fannie and Freddie have done a great job of keeping losses low in their mortgage portfolios. The economic conditions which might create problem loans  - sharp increases in mortgage and unemployment rates - are not present today. There remains a small but hard to measure concern that they will mismanage (as opposed to misreport, which Freddie did) the derivatives they use to hedge their portfolios.

There are two reasons we have chosen to hold these currently controversial companies in your portfolio. They are very good businesses. Their efficient operations and implicit subsidy create "a big fat gap" (Greenspan's accurate if inelegant words) between borrowing costs and portfolio income that translates into high and sustained profitability. And they are cheap; both companies sell at about 10 times this year's earnings, barely more than half the multiple of the S&P 500. We only wish today's stock market provided more opportunities to buy very good businesses at very cheap prices.

What Would J.P. Morgan Say?

The recent scandals in mutual funds are like an oil spill at sea - the effects spread far from the point of origin and last an indecently long period of time. Those effects include an expanding list of proscribed practices and new rules whose purpose is to protect investors. Purpose and consequence are two different things.

Our long-term policy is to avoid low-grade practices such as market timing. Avoiding these issues in the past does not mean, however, that we are doing nothing different in the future. We have reviewed our current procedures in conjunction with our auditors and legal counsel. So far the changes have been few, small and concentrated on providing paperwork to demonstrate what the Securities and Exchange Commission calls a "culture of compliance." In short, there are a lot more rules and paperwork involved in being an investment advisor.

The obvious question for you is whether the new rules and paperwork really protect investors. The likely answer: not much. In any contest between formal rules and clever crooks, the safe bet is that the rules will finish a distant second. Fortunately there are other more powerful forces acting to protect investors.

Shame for example. As a regulator of human behavior shame is more effective in Europe and Japan, but it does have an impact here too. Arthur Levitt, a former SEC chairman who knows the rules he made, recently put their importance in perspective: "Rules and regulations have done less to change the way business behaves than humiliation and embarrassment." Of course the sight of other executives suffering actual legal punishment also encourages better behavior by the morally marginal. Voltaire expressed the same idea in describing the England of his day: "In this country it is good to hang an admiral from time to time to encourage the others."

The best protection for investors is also the one least visible to them. J.P. Morgan once said that a borrower's character is more important than his cash flow or collateral. Today he might say that an investment manager's character is more important than new rules and formal regulations.

First Do No Harm

That is the injunction given to young doctors. The same idea applied to investment advisors might be: First do nothing dumb. Both doctors and investors feel the strong impulse toward action. That impulse to do something does not mean, however, that there is an opportunity to do something smart and productive.

Opportunity, or the lack of it, is the problem. The stock market has risen to generously priced levels. Unlike the "irrational exuberance" of the late 1990s which concentrated in technology issues, today's rising tide of equity prices has lifted all boats, leaky pirate vessels included. Similar generous valuations also attach to government bonds, junk bonds, real estate etc. Normally the investment landscape looks like Colorado with peaks of price in some asset classes next to valleys of cheapness in others. Today the investment landscape looks like Nebraska - flat, but at a high level.

Napoleon observed that "ability has nothing to do with opportunity." The current lack of cheap opportunities is a challenge to even the most able investor. In contrast to the better market of two years ago when we found a number of cheap stocks to buy, recently we have found more to sell. The consequence is a shrinking number of stocks in your portfolio and a rising amount of cash.

Cash seems like a four-letter word, particularly given the low level of short-term interest rates which creates an almost desperate compulsion to buy long-term assets. Those low short-term rates are not likely to last, an observation even Mr. Greenspan recently made. Rather than buy long-term assets at generous prices, we are choosing to build cash today for potentially better opportunities tomorrow. For the time being (a short time we hope) it is better to do nothing than to do something dumb.

/s/ James Gipson Chairman & President	/s/ Michael C. Sandler Co-Manager	/s/ Bruce G. Veaco Co-Manager
/s/ Peter J. Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

April 2, 2004

The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending March 31, 2004 and for the period since inception (February 29, 1984) was 29.1%, 6.2%, 11.0%, 13.6%, 16.2%, and 15.6%, respectively.

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 1,085 managed large value mutual funds monitored by Morningstar. The Nasdaq Composite Index, which is market-value weighted, measures all domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. Current performance data and a prospectus containing the Fund's investment objectives, risks and charges and expenses, may be obtained from the Fund by calling (800) 776-5033 or may be found on our website www.clipperfund.com. Please read the prospectus carefully before investing.

	Investment Portfolio	(UNAUDITED)
	March 31, 2004

Common Stocks (66.3%)

Shares		Value
	Advertising (2.0%)
8,826,000	The Interpublic Group of Companies, Inc.*	$135,743,880

	Computer Services (4.4%)
15,755,700	Electronic Data Systems Corporation	304,872,795

	Energy (2.9%)
28,310,400	El Paso Corporation	201,286,944

	Food & Tobacco (11.7%)
6,453,600	Altria Group Inc.	351,398,520
6,617,600	Kraft Foods, Inc. Class A	211,829,376
4,797,400	UST Inc.	173,186,140
3,273,500	Sara Lee Corporation	71,558,710
		807,972,746

	Health Care (9.8%)
19,189,400	Tenet Healthcare Corporation*	214,153,704
5,283,900	Pfizer Inc.	185,200,695
3,749,900	HCA Inc.	152,320,938
3,376,800	Wyeth	126,798,840
		678,474,177

	Industrial & Electrical Equipment (5.5%)
10,215,300	Tyco International Ltd.	292,668,345
2,120,000	Pitney Bowes Inc.	90,333,200
		383,001,545

	Insurance & Financial Services (6.3%)
7,075,200	American Express Company	366,849,120
2,774,160	Old Republic International Corporation	68,133,370
		434,982,490

	Mortgage Finance (14.5%)
9,882,200	Freddie Mac	583,642,732
5,702,300	Fannie Mae	423,966,005
		1,007,608,737

	Real Estate Investments (1.2%)
1,783,400	Apartment Investment & Management Company	55,445,906
1,046,200	Equity Office Properties Trust	30,224,718
		85,670,624

	Retailing (6.6%)
5,113,600	CVS Corporation	180,510,080
8,750,400	The Kroger Co.*	145,606,656
6,439,900	Safeway Inc.*	132,533,142
		458,649,878

	Securities Industry (0.5%)
557,300	Merrill Lynch and Company, Inc.	33,192,788

	Other (0.9%)
3,706,000	Time Warner Inc.*	62,483,160

	Total Common Stocks (Cost $4,254,430,211)	4,593,939,764
* Non-income producing securities

U.S. Government Agency Notes and Short Term Investments (33.5%)

Par Value
	US Treasury Bill (16.9%)
$ 1,175,030,000	0.000%, due 06/03/04	1,173,129,976
	US Treasury Bill (6.5%)
$ 455,000,000	0.000%, due 09/02/04	453,088,545
	State Street Repurchase Agreements (3.3%)
$ 360,000,000	0.50%, dated 03/31/04, due 04/01/04	225,699,000
	US Treasury Notes (5.2%)
$ 225,699,000	3.250%, due 05/31/04	361,321,920
	Federal Home Loan Bank Board Agency Notes (1.1%)
$ 73,050,000	3.625%, due 10/15/04	74,034,057
	Federal Farm Credit Bank Agency Notes (0.5%)
$ 32,420,000	3.875%, due 12/15/04	33,040,875

	Total U.S. Government Agency Notes and
	Total Short Term Investments (Cost $2,318,222,104)	2,320,314,373

Total Investment Portfolio (99.8%) (Cost $6,572,652,315)		6,914,254,137

Cash and Receivables less Liabilities (0.2%)		16,699,790

Net Assets (100.0%)		$6,930,953,927

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	QUARTERLY REPORT March 31, 2004
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
Boston Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

Investment Company File No. 811-3931
This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 1QTR 0304